                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)      January 25, 2005
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                           VION PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                       000-26534          13-3671221
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(State or Other Jurisdiction       (Commission           (IRS Employer
     of Incorporation)             File Number)       Identification No.)

     4 Science Park, New Haven, CT                                 06511
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:       (203) 498-4210
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 ______________________________Not Applicable___________________________________
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 25, 2005, the Company entered into the placement agency agreement attached hereto as Exhibit 10.1 and incorporated by reference herein
(the "Placement Agency Agreement") with CIBC World Markets Corp. and Leerink
Swann & Company relating to the issuance and sale of up to 10,000,000 shares
(the "Shares") of the Company's Common Stock at an offering price of $3.25 per share to certain investors (the "Offering"). The Shares are being offered pursuant to the Company's shelf-registration statement (File No. 333-121251), declared effective by the Securities and Exchange Commission on January 10,
2005, relating to the possible sale from time to time of the Company's securities. The Offering is expected to close on or about January 28, 2005, subject to the closing conditions set forth in the Placement Agency Agreement.

         The Company will enter into purchase agreements substantially in the form attached as Exhibit A to the Placement Agency Agreement directly with each investor in connection with the Offering, and will only sell shares of its common stock in the Offering to investors who have entered into such a purchase agreement.

         On January 25, 2005, the Company entered into the escrow agreement attached hereto as Exhibit 10.2 and incorporated by reference herein with
JPMorgan Chase Bank, N.A. (the "Escrow Agent") and CIBC World Markets Corp.,
pursuant to which the Escrow Agent agreed to receive and disburse the proceeds from the Offering of the Shares in accordance therewith.

ITEM 8.01.  OTHER EVENTS

         On January 26, 2005, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the
Company's entry into the Placement Agency Agreement and the commencement of the
Offering

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)  EXHIBITS.

          5.1 Opinion of Fulbright & Jaworski L.L.P.*

          10.1 Placement Agency Agreement by and among Vion Pharmaceuticals,
     Inc., CIBC World Markets Corp. and Leerink Swann & Company, dated January
     25, 2005.*

          10.2 Escrow Agreement by and between Vion Pharmaceuticals, Inc.,
     JPMorgan Chase Bank, N.A. and CIBC World Markets Corp., dated January 25,
     2005.

          99.1 Vion Pharmaceuticals, Inc. Press Release issued on January 26,
     2005

* These documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-121251),
declared effective on January 10, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VION PHARMACEUTICALS, INC.

Date: January 26, 2005              By: /s/ Howard B. Johnson
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                                    Name: Howard B. Johnson
                                    Title: President and Chief Financial Officer

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